UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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☒	Soliciting Material Pursuant to §240.14a-12

J. Alexander’s Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Below is an excerpt from a transcript of a conference call held by J. Alexander’s Holdings, Inc. (the “Company” or “J. Alexander’s”) on November 9, 2017:

Will Slabaugh:

Got you. You mentioned the King of Prussia and Troy locations on track for ‘18. I wonder if there’s any more color you’d give us in terms of the development pipeline for next year, and if those plans could change at all depending on the 99 acquisition.

Lonnie J. Stout II:

Well the 99 acquisition wouldn’t have any impact on development. …

…

Will Slabaugh:

Great and then, also wanted to ask you about 99. I was curious if you had any insight into their performance during the quarter or in October, either one, just given the general quarter that we’ve seen from casual dining that was a little bit soft but then picked back up, not unlike what you saw at J. Alexander’s in September, even more so into October.

Lonnie J. Stout II:

Sure. Part of our due diligence, when we vetted the 99 business plan early on, they were looking at being down between 1% and 2% for the first nine months of this year. We supported sort of their thinking to be cautious on price increases and see how the year fell out. Then they were way ahead of the curve on working on a reduced menu, more operating efficiency; they’ve since rolled all that out. We anticipate that their fourth quarter same store sales will be positive. Their recent trends over the last six to seven weeks, they’ve been up every week, so we think everything looks good and on plan for them.

Cautionary Statement Regarding Forward-Looking Statements

In connection with the safe harbor established under the Private Securities Litigation Reform Act of 1995, the Company cautions that certain information contained or incorporated by reference in this report and our other filings with the Securities and Exchange Commission (the “SEC”), in its press releases and in statements made by or with the approval of authorized personnel is forward-looking information that involves risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements contained herein. Forward-looking statements discuss the Company’s current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “would,” “can,” “should,” “likely,” “anticipate,” “potential,” “estimate,” “pro forma,” “continue,” “expect,” “project,” “intend,” “seek,” “plan,” “believe,” “target,” “outlook,” “forecast,” the negatives thereof and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. Forward-looking statements include all statements that do not relate solely to historical or current facts, including statements regarding the Company’s expectations, intentions or strategies and regarding the future. The Company disclaims any intent or obligation to update these forward-looking statements.

Important factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements include, among other things: the fact that certain directors and executive officers of the Company and 99 Restaurants may have interests in the transactions that are different from, or in addition to, the interests of the Company’s shareholders generally; uncertainties as to whether the requisite approvals of the Company’s shareholders will be obtained; the risk of shareholder litigation in connection with the transaction and any related significant costs of defense, indemnification and liability; the possibility that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, including circumstances that may give rise to the payment of a termination fee by the company; the effects of disruptions to respective business operations of the Company or 99 Restaurants resulting from the transactions, including the ability of the combined company to retain and hire key personnel and maintain relationships with suppliers and other business partners; the risks associated with the future performance of the business of 99 Restaurants; the risks of integration of the business of 99 Restaurants and the possibility that costs or difficulties related to such integration of the business of 99 Restaurants the Company will be greater than expected; the risk that the Company may not be able to obtain borrowing pursuant to an amendment of its existing credit facility on favorable terms, or at all, in order to repay the debt assumed in connection with the consummation of the transactions; the possibility that the anticipated benefits and synergies from the proposed transaction cannot be fully realized or may take longer to realize than expected; the fact that the Company has incurred and will continue to incur substantial transaction-related costs; and the fact that the transactions will dilute the Company’s economic interest in certain operating subsidiaries of the Company, and any increase in total revenue, income and cash flows of such operating subsidiaries as a result of the transactions may not outweigh such dilution. Further, the business of 99 Restaurants and the business of the Company remain subject to a number of general risks and other factors that may cause actual results to differ materially. There can be no assurance that the proposed transactions will in fact be consummated.

Additional information about these and other material factors or assumptions underlying such forward looking statements are set forth in the reports that the Company files from time to time with the SEC, including those items listed under the “Risk Factors” heading in Item 1.A of the Company’s Annual Report on Form 10-K for the year ended January 1, 2017, those items listed under the “Risk Factors” heading in the Company’s preliminary proxy statement filed with the SEC on October 11, 2017, and in subsequent reports. These forward-looking statements reflect the Company’s expectations as of the date of this communication. The Company disclaims any intent or obligation to update these forward -looking statements for any reason, even if new information becomes available or other events occur in the future, except as may be required by law.

The Company cautions shareholders and other interested parties that certain statements and assumptions included in this document include, make reference to, or otherwise rely on historical results of financial operations, restaurant capital expenditures, same store sales, guest check average, guest traffic, and other historical and projected financial information of 99 Restaurants as reported to us by 99 Restaurant’s management team without our independent verification.

For a definition of and an explanation of Adjusted EBITDA, see our earnings release dated November 9, 2017.

Additional Information and Where to Find It

In connection with the proposed merger, the Company filed with the SEC a preliminary proxy statement of the Company on October 11, 2017, and intends to file a definitive proxy statement and related materials with the SEC for the meeting of shareholders to vote on the proposed merger. The Company will mail the definitive proxy statement to the Company’s shareholders. SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THOSE DOCUMENTS REGARDING THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the preliminary proxy statement, the definitive proxy statement (when available) and other filings containing information about the Company at the SEC’s website at www.sec.gov. The preliminary proxy statement, the definitive proxy statement (when available) and the other filings may also be obtained free of charge at the Company’s website at www.jalexandersholdings.com under the tab “Investors,” and then under the tab “SEC Filings.”

Participants in the Solicitation

The Company and certain of its respective directors and executive officers, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of the Company’s shareholders in connection with the proposed merger. Information about the directors and executive officers of the Company and their ownership of Company common stock is set forth in the proxy statement for the Company’s 2017 annual meeting of shareholders, as filed with the SEC on Schedule 14A on April 11, 2017, and the preliminary proxy statement for the Company’s meeting of shareholders to vote on the proposed merger, as filed with the SEC on October 11, 2017, and will be set forth in the Company’s definitive proxy statement for the Company’s meeting of shareholders to vote on the proposed merger when it becomes available. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction will be included in the above-referenced proxy statement regarding the proposed merger when it becomes available. Free copies of these documents may be obtained as described in the preceding paragraph.